AMES TRUE TEMPER REPORTS FOURTH QUARTER RESULTS

CAMP HILL, Pennsylvania, December 7, 2005 - ATT Holding Co., parent of Ames True
Temper, Inc., reported today the results of the Company's fiscal fourth quarter ended October 1, 2005.

FOURTH QUARTER RESULTS (14-WEEK PERIOD ENDED OCTOBER 1, 2005)

Net sales for the fourteen-week fourth quarter ended October 1, 2005 were $90.0 million, an 8.4 percent increase over $83.0 million for the thirteen-week fourth quarter ended September 25, 2004. Net loss for the fourth quarter of fiscal 2005 was $127.9 million, compared to a net loss of $7.8 million for the fourth quarter of fiscal 2004. During the fourth quarter of fiscal 2005, the company recorded non-cash impairment charges of $122.7 million related to the impairment of goodwill in accordance with SFAS No. 142, Goodwill and Other Intangible
Assets, and the impairment of assets from the closure of a manufacturing facility. Adjusted EBITDA (which is reconciled to net income on the attached table) for the fiscal 2005 fourth quarter was $2.4 million, compared to $6.7 million for fiscal 2004 fourth quarter.

"We were pleased with our sales during our fourth quarter," said Rich Dell,
President and CEO. "Sales were strong to end the quarter, but resin costs continued to put significant downward pressure on margins. We continue to have plenty of liquidity, as we had zero borrowings under the revolving credit facility and $21.4 million of cash invested at year end."

"We are very excited and optimistic about fiscal 2006. Overall, we have picked up additional market share during customer line reviews. We have recently kicked off an upgrade of our ERP system, which will position us to make better and faster business decisions with more accurate, timely information. Additionally, we have recently begun production at our new manufacturing facility that will provide significant cost savings."

FULL YEAR RESULTS (53-WEEK PERIOD ENDED OCTOBER 1, 2005)

Net sales for the fifty-three week fiscal year 2005 were $450.6 million, a 2.8 percent increase over $438.5 million for the combined fifty-two week fiscal year
2004. Net loss for fiscal 2005 was $125.2 million, compared to net income of
$11.6 million fiscal 2004. Adjusted EBITDA for fiscal year 2005 was $42.3 million, compared to $54.7 million for the combined fiscal year 2004. The combined fiscal year 2004 includes the 39-week period ended June 27, 2004 under the predecessor company and the 13 weeks ended September 25, 2004.

RECENT DEVELOPMENTS

On December 1, 2005, Ames True Temper, Inc. entered into Amendment No. 2 of the
Credit Agreement, which amended certain defined terms and covenants in the
Credit Agreement. Under the new covenants, the Company will gain certain covenant relief

during fiscal 2006. "This amendment provides us with the necessary flexibility to position our company for the future," stated Dell.

Ames True Temper, Inc. is a leading North American manufacturer and marketer of non-powered lawn and garden tools and accessories.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act, and Section 21E of the Securities Exchange
Act of 1934. All statements other than statements of historical fact are
"forward-looking statements" for purposes of federal and state securities laws.
Forward-looking statements may include the words "may," "will," "plans,"
"estimates," "anticipates," "believes," "expects," "intends" and similar expressions. Although Ames believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in its forward-looking statements. These factors, risks and uncertainties include, among others, the following:

     * The Company's liquidity and capital resources;

     * Sales levels to existing and new customers;

     * Increased concentration of its customers;

     * Seasonality and adverse weather conditions;

     * Competitive pressures and trends;

     * Changing consumer preferences;

     * New product and customer initiatives;

     * Risks relating to foreign sourcing, foreign operations and availability of raw materials;

     * The Company's ability to successfully consummate and integrate acquisitions; and

     * General economic conditions.

The Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition.
The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

CONTACT: Eric Aumen, Director, Investor Relations and Public Reporting,
+1-717-730-2933, investor@amestruetemper.com, for Ames True Temper, Inc.

                                 ATT Holding Co.
                           Consolidated Balance Sheets
                                 (In Thousands)
                                   (Unaudited)

                                                                        OCTOBER 1,         SEPTEMBER 25,
                                                                           2005                2004
                                                                    ----------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents                                           $     21,394       $      1,250
   Trade receivables, net                                                    49,677             57,904
   Inventories                                                               91,146             98,217
   Deferred income taxes                                                      6,265              4,387
   Prepaid expenses and other current assets                                 10,040              6,289
                                                                    ----------------------------------------
Total current assets                                                        178,522            168,047

Property, plant and equipment, net                                           61,907             63,677
Intangibles, net                                                             81,129             82,291
Goodwill                                                                     41,735             156,563
Other noncurrent assets                                                      15,300             12,659
                                                                    ----------------------------------------
Total assets                                                           $    378,593       $    483,237
                                                                    ========================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Trade accounts payable                                              $     34,697       $     28,926
   Accrued payroll and related taxes                                          2,368              3,593
   Accrued interest payable                                                   5,832              4,804
   Accrued expenses and other current liabilities                            22,176             21,881
   Revolving loan                                                                 -              6,300
   Current portion of long-term debt                                            515              1,400
                                                                    ----------------------------------------
Total current liabilities                                                    65,588             66,904

Deferred income taxes                                                        23,865             26,010
Long-term debt                                                              301,433            288,600
Accrued retirement benefits                                                  17,280              2,876
Other liabilities                                                             7,325              7,458
                                                                    ----------------------------------------
Total liabilities                                                           415,491            391,848

Stockholders' equity:
   Preferred stock                                                                -                  -
   Common stock                                                                   -                  -
   Additional paid-in capital                                               110,500            110,500
   Predecessor basis adjustment                                             (13,539)           (13,539)
   Retained (deficit) earnings                                             (133,020)            (7,820)
   Accumulated other comprehensive income                                      (595)             2,248
                                                                    ----------------------------------------
                                                                            (36,654)            91,389
   Treasury stock, at cost                                                     (244)                 -
                                                                    ----------------------------------------
Total stockholders' (deficit) equity                                        (36,898)            91,389
                                                                    ----------------------------------------
Total liabilities and stockholders' equity                             $    378,593       $    483,237
                                                                    ========================================

                                 ATT Holding Co.
                        Consolidated Statement of Income
                                 (In Thousands)
                                   (Unaudited)

                                                     FOURTEEN WEEKS            THIRTEEN WEEKS
                                                         ENDED                      ENDED
                                                     OCTOBER 1, 2005          SEPTEMBER 25, 2004
                                              ----------------------------- ------------------------

Net sales                                     $      89,972          100.0%  $   83,044       100.0%

Cost of goods sold                                   72,894           81.0%      73,009        87.9%
                                              ----------------------------- ------------------------
Gross profit                                         17,078           19.0%      10,035        12.1%

Selling, general, and administrative expense         18,343           20.4%      16,560        19.9%
Loss (gain) on disposal of fixed assets                 127            0.1%          (7)        0.0%
Amortization of intangible assets                       447            0.5%         477         0.6%
Impairment charges                                  122,678          136.4%           -         0.0%
                                              ----------------------------- ------------------------
Operating loss                                     (124,517)        -138.4%      (6,995)       -8.4%

Interest expense                                      7,750            8.6%       5,899         7.1%
Other income                                           (169)          -0.2%         (36)        0.0%
                                              ----------------------------- ------------------------
Loss before taxes                                  (132,098)         -146.8%    (12,858)      -15.5%

Income tax benefit                                   (4,166)          -4.6%      (5,038)       -6.1%
                                              ----------------------------- ------------------------
Net loss                                       $   (127,932)        -142.2%      (7,820)       -9.4%
                                              ============================= ========================

                                 ATT Holding Co.
                        Consolidated Statement of Income
                                 (In Thousands)
                                   (Unaudited)

                                                                              COMBINED
                                                 FIFTY-THREE WEEKS         FIFTY-TWO WEEKS
                                                      ENDED                     ENDED
                                                 OCTOBER 1, 2005         SEPTEMBER 25, 2004
                                             -------------------------  ----------------------

Net sales                                    $  450,604         100.0%  $  438,487       100.0%

Cost of goods sold                              344,544          76.5%     329,257        75.1%
                                             -------------------------  -----------------------
Gross profit                                    106,060          23.5%     109,230        24.9%

Selling, general, and administrative expense     77,319          17.2%      75,380        17.2%
Loss (gain) on disposal of fixed assets              23           0.0%      (4,793)       -1.1%
Amortization of intangible assets                 1,754           0.4%       3,780         0.9%
Impairment charges                              122,678          27.2%           -         0.0%
Special charges                                       -           0.0%         787         0.2%
                                             -------------------------  -----------------------
Operating (loss) income                         (95,714)        -21.2%      34,076         7.8%

Interest expense                                 32,527           7.2%      13,462         3.1%
Other (income) expense                              (86)          0.0%         163         0.0%
                                             -------------------------  -----------------------
(Loss) income before taxes                     (128,155)        -28.4%      20,451         4.7%

Income tax (benefit) expense                     (2,955)         -0.7%       8,890         2.0%
                                             -------------------------  -----------------------
Net (loss) income                            $ (125,200)        -27.8%  $   11,561         2.6%
                                             =========================  =======================

                                 ATT Holding Co.
                 Reconciliation of Net Income to Adjusted EBITDA
                                 (In Thousands)
                                   (Unaudited)

                                                        FOURTEEN WEEKS             THIRTEEN WEEKS
                                                            ENDED                       ENDED
                                                        OCTOBER 1, 2005          SEPTEMBER 25, 2004
                                                    ------------------------   -----------------------

Net loss                                                $     (127,932)            $       (7,820)

Depreciation of property, plant and equipment                    2,897                      2,626
Amortization of intangible assets                                  447                        477
Other income                                                      (169)                       (36)
Loss (gain) on disposal of fixed assets                            127                         (7)
Interest expense                                                 7,750                      5,899
Income tax benefit                                               (4166)                    (5,038)
                                                    ------------------------   -----------------------
EBITDA (a)                                                    (121,046)                    (3,899)

Adjustments to EBITDA
Inventory write-up (b)                                              -                      10,069
Impairment charges (c)                                         122,678                         -
Equity sponsor fees and other expenses (d)                         800                       545
                                                    ------------------------   -----------------------
Adjusted EBITDA (a)                                     $        2,432                  $  6,715
                                                    ========================   =======================

(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other income and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated below. Adjusted
EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and
Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) The Company adjusted inventory to fair market value for each acquisition.
These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of impairment charges related to property and certain equipment at a closed manufacturing facility and impairment of goodwill in accordance with the Company's annual impairment test under SFAS No. 142, Goodwill and Other
Intangible Assets.

(d) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan, non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis and allowable non-recurring expenses related to cost saving initiatives.

                                 ATT Holding Co.
                 Reconciliation of Net Income to Adjusted EBITDA
                                 (In Thousands)
                                   (Unaudited)

                                                                                      COMBINED
                                                       FIFTY-THREE WEEKS          FIFTY-TWO WEEKS
                                                             ENDED                     ENDED
                                                        OCTOBER 1, 2005          SEPTEMBER 25, 2004
                                                    ------------------------   -----------------------

Net (loss) income                                    $          (125,200)         $         11,561

Depreciation of property, plant and equipment                     10,277                     8,579
Amortization of intangible assets                                  1,754                     3,780
Other (income) expense                                               (86)                       163
Loss (gain) on disposal of fixed assets                               23                     (4,793)
Interest expense                                                  32,527                     13,462
Income tax (benefit) expense                                      (2,955)                    8,890
                                                    ------------------------   -----------------------
EBITDA (a)                                                       (83,660)                   41,642

Adjustments to EBITDA
Inventory write-up (b)                                                -                     10,159
Impairment charges (c)                                           122,678                        -
Equity sponsor fees and other expenses (d)                         3,266                    2,893
                                                    ------------------------   -----------------------
Adjusted EBITDA (a)                                  $            42,284          $        54,694
                                                    ========================   =======================

(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other income and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated below. Adjusted
EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and
Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) The Company adjusted inventory to fair market value for each acquisition.
These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of impairment charges related to property and certain equipment at a closed manufacturing facility and impairment of goodwill in accordance with the Company's annual impairment test under SFAS No. 142, Goodwill and Other
Intangible Assets.

(d) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan, non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis and allowable non-recurring expenses related to cost saving initiatives.